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                         [Exhibit 23.2]



                  Independent Auditors' Consent
                  -----------------------------



The Board of Directors and Stockholders
Mercantile Bancorporation Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading
"Experts" in the prospectus.

                                   /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
December 12, 1996